SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: August 20, 2004
HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	333-84268-06 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Statement to Certificateholders with respect to the distribution on August 20, 2004 pursuant to Section 5.03 of the Sale and Servicing Agreement, dated as of December 18, 2003 (the "Sale and Servicing Agreement"), by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan Trust 2003-2, as Trust, Household Finance Corporation, as Master Servicer, and JPMorgan Chase Bank, as Indenture Trustee, with respect to the Closed-End Home Equity Loan Asset Backed Notes, Series 2003-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2 (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: August 23, 2004
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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Statement to Certificateholders with respect to the distribution on August 20, 2004 pursuant to Section 5.03 of the Sale and Servicing Agreement, dated as of December 18, 2003 (the "Sale and Servicing Agreement"), by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan Trust 2003-2, as Trust, Household Finance Corporation, as Master Servicer, and JPMorgan Chase Bank, as Indenture Trustee, with respect to the Closed-End Home Equity Loan Asset Backed Notes, Series 2003-2.

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